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                                                                                                                      Exhibit 99(a)
                                                  KEYCORP STUDENT LOAN TRUST 1999-B

                                                    CERTIFICATEHOLDERS' STATEMENT
                                          pursuant to Section 5.07(b) of Sale and Servicing
                             Agreement (capitalized terms used herein are defined in Appendix A thereto)

 -----------------------------------------------------------------------------------------------------------------------------------

        Distribution Date:  May 25, 2000

        (i)       Amount of principal being paid or distributed in respect of the Certificates:
                                          $0.00
                                   --------------------------
                                 (     $         -           , per $1,000 original principal amount of the Notes)
                                   --------------------------

        (ii)      (a)      Amount of interest being paid or distributed in respect of the Certificates:
                                       $1,109,875.00
                                   --------------------------
                                 (     $   0.0000171         , per $1,000 original principal amount of the Notes)
                                   --------------------------
                  (a)      Amount of interest being paid or distributed in respect of the Certificates Strip:
                                        $29,250.00
                                   --------------------------
                                 (  $      0.0000005         , per $1,000 original principal amount of the Notes)
                                   --------------------------
        (iii)     Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
                  (1)      (a)     Distributed to Certificateholders:
                                          $0.00
                                   --------------------------
                                 (     $         -           , per $1,000 original principal amount of the Certificates)
                                   --------------------------
                           (b)     Distributed to Certificateholders:
                                          $0.00
                                   --------------------------
                                 (     $         -           , per $1,000 original principal amount of the Certificates)
                                   --------------------------
                  (2)      (a)     Balance on Certificateholders:
                                          $0.00
                                   ---------------------------
                                 (     $         -           , per $1,000 original principal amount of the Notes)
                                   ---------------------------
                           (b)     Balance on Certificateholders:
                                          $0.00
                                   --------------------------
                                 (     $         -           , per $1,000 original principal amount of the Notes)
                                   --------------------------

        (iv)      Payments made under the Cap Agreement on such date:                 May 24, 2000
                                                                        -------------------------------------------------
                                 (        $0.00              with respect to the Certificates,
                                   --------------------------
                                 (        $0.00              with respect to the Notes,
                                   --------------------------
                                 (        $0.00              outstanding amount owed to Cap Provider.
                                   --------------------------

        (v)       Pool Balance at end of related Collection Period:                 $912,002,986.35
                                                                          -----------------------------------------


        (vi)      After giving effect to distributions on this Distribution Date:
                  (a)      (1)     Outstanding principal amount of Class A-1 Notes:    $242,948,898.17
                                                                                   -----------------------------------------
                           (2)     Class A-1 Note Pool Factor:    0.86767464
                                                              ---------------------------------
                  (b)      (1)     Outstanding principal amount of Class A-2 Notes:    $625,000,000.00
                                                                                   -----------------------------------------
                           (2)     Class A-2 Note Pool Factor:    1.00000000
                                                              ---------------------------------
                  (c)      (1)     Outstanding principal amount of Class M Notes:       $30,000,000.00
                                                                                   -----------------------------------------
                           (2)     Class M Note Pool Factor:      1.00000000
                                                              ---------------------------------
                  (d)      (1)     Outstanding principal amount of Certificates:        $65,000,000.00
                                                                                   -----------------------------------------
                           (2)     Certificate Pool Factor:       1.00000000
                                                              ---------------------------------

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
        (vii)     Certificate Interest Rate:
                  (a)      In general
                           (1)     Three-Month Libor was

                                     0.0000000%      for the period from the Closing Date to but excluding 11/26/99 and
                                   ------------------
                                     6.1100000%      for the period from and including 11/26/99 to but excluding 02/25/2000 and
                                   ------------------

                           (2)     The Student Loan Rate was:   Not Applicable(1)
                                                             -----------------------
                  (b)      Certificate Interest Rate:           7.0100000%   (Based on 3-Month LIBOR)
                                                             ----------------

               (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

        (viii)             Amount of Master Servicing Fee for  related Collection Period:       $1,141,614.99
                                                                                         ---------------------------------
                                      $ 0.000017563  , per $1,000 original principal amount of the Certificates.
                                   ------------------

        (ix)               Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                         ---------------------------------
                                      $ 0.046153846  , per $1,000 original principal amount of the Certificates.
                                   ------------------

        (x)       (a)      Aggregate amount of Realized Losses (if any) for the related Collection Period:    $242,734.38
                                                                                                         -----------------
                  (b)      Delinquent Contracts                     # Disb.            %                 $ Amount           %
                                                                    -------           ---                --------          ---
                           30-60 Days Delinquent                      2,613          2.71%           $ 25,402,340         4.93%
                           61-90 Days Delinquent                        976          1.01%           $  9,445,886         1.83%
                           91-120 Days Delinquent                       503          52.00%          $  4,176,210         0.81%
                           More than 120 Days Delinquent              1,167           1.21%          $ 10,714,691         2.08%
                           Claims Filed Awaiting Payment                106          11.00%          $  1,063,082         0.21%
                                                                  ---------       -----------      ---------------
                              TOTAL                                  5,365           67.93%          $ 50,802,209         9.86%

        (xi)      Amount in the Reserve Account:            $17,100,072.89
                                                          ----------------------

        (xii)     Amount in the Prefunding Account:         $35,816,893.80
                                                          ----------------------

        (xiii)    Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                           Subsequent Pool Student Loans:      0.00

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